UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2004

MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	01-19826 (Commission File Number)	52-1604305 (IRS Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia 30701 (Address including zip code of principal executive offices) (706) 629-7721 (Registrant's telephone number, including area code)

Item 12.  Results of Operations and Financial Condition.

On February 5, 2004, Mohawk Industries, Inc. issued a press release announcing its fourth quarter and twelve months financial results. A copy of such press release is attached as Exhibit 99.1.

The information in this Form 8-K, including the exhibit attached thereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Mohawk Industries, Inc.

Date: February 5, 2004 By: /s/ FRANK H BOYKIN
Frank H. Boykin
VP & Corporate Controller

INDEX TO EXHIBITS

Exhibit

99.1.    Press release dated February 5, 2004